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                                                                Exhibit 1.5
                                                                -----------


                             FOREST OIL CORPORATION

                                   $65,000,000

                            8% Senior Notes due 2008

                             UNDERWRITING AGREEMENT


                                                                October 11, 2001

J.P. MORGAN SECURITIES INC.
270 PARK AVENUE, 4TH FLOOR
NEW YORK, NEW YORK 10017

Ladies and Gentlemen:

     Forest Oil Corporation, a New York corporation, (the "COMPANY"), proposes to issue and sell $65,000,000 aggregate principal amount of its 8% Senior Notes due 2008 (the "SECURITIES"). The Securities will be issued pursuant to an Indenture to be dated as of June 21, 2001 (the "INDENTURE") between the Company and State Street Bank and Trust Company, as trustee (the "TRUSTEE"). The Company hereby confirms its agreement with J.P. Morgan Securities Inc. (the "UNDERWRITER"), concerning the purchase of the Securities from the Company by the Underwriter. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Final Prospectus.

     The Company hereby confirms that it has authorized the use of the Final Prospectus in connection with the offering and sale of the Securities by the Underwriter in accordance with Section 2.

     1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to, and agrees with, the Underwriter on and as of the date hereof and the Closing Date (as defined in Section 3) that:

     (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (File
Number: 333-35270) on Form S-3, including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to
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you. The Company will next file with the Commission one of the following: (1)
after the Effective Date of such registration statement, a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b),
(2) prior to the Effective Date of such registration statement, an amendment to such registration statement (including the form of final prospectus supplement) or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (1), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

     (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto) as specified in Section 16 hereof (the "Underwriter Information").

     (c) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), without taking account of any exemption arising out of the number of holders of the securities thereof, and after giving effect to the offer and sale of the Securities and the application of the net proceeds of such
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offer and sale as described in the Final Prospectus, will not be an "investment company" as defined in the Investment Company Act.

     (d) The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     (e) Each of the Company and its Subsidiaries (as defined below) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own its properties and conduct its business in a manner consistent with any description thereof in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified and in good standing does not have a material adverse effect on the condition (financial or otherwise), business, properties, results of operations or prospects of the Company and its Subsidiaries taken as a whole, or materially and adversely affect the ability of the Company to perform its obligations under this Agreement, the Indenture, or the Securities or to consummate the transactions contemplated hereby and thereby (a "MATERIAL ADVERSE EFFECT"). The term "Subsidiary" means each person of which a majority of the voting equity securities or other interests is owned, directly or indirectly, by the Company.

     (f) All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company, either directly or through wholly owned subsidiaries, free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances and, except as set forth in the Final Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

     (g) Neither the Company nor any Subsidiary thereof is in violation of its articles or by-laws or in default in the performance of its obligations under any indenture or other agreement or instrument to which it is a party or by which it is bound or to which it or any of its properties is subject which default or defaults individually or in the aggregate would have a Material Adverse Effect.

     (h) (i) The issuance and sale of the Securities to the Underwriter by the Company pursuant to this Agreement, (ii) the execution, delivery and performance of this Agreement, the Indenture and an amendment to the Indenture, if necessary, by the Company, (iii) compliance by the Company with all the provisions hereof and thereof and (iv) consummation of the transactions contemplated hereby and thereby by the Company do not require any consent, permission, authorization, approval or order of, or filing or registration with or notice to, any court, regulatory body, administrative agency or other governmental body (except such as may be required under the Act or under blue sky laws of the various states of the United States and under the Canadian Securities Laws and those consents, permissions, authorizations, approvals,
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orders, filings, registrations or notices which have been obtained or made, as the case may be) and do not and will not conflict with, or constitute a breach or a violation of any of the terms or provisions of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries under, (w) its articles, by-laws or other governing documents, (x) any applicable statute, rule or regulation or any order of any governmental agency or body or any court having jurisdiction over the Company and its Subsidiaries or any of their respective properties, (y) any agreement or instrument relating to borrowed money to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of their respective properties is subject, or (z) any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of their respective properties is subject.

     (i) (i) The Company has (or, with respect to the Indenture, had) full corporate power and authority to enter into this Agreement, the Indenture and an amendment to the Indenture, if necessary (the "Indenture Amendment"), and to issue the Securities, as applicable, and to perform the transactions contemplated hereby and thereby, and the execution and delivery of this Agreement, the Indenture, the Indenture Amendment, if necessary, and the Securities and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action on the part of the Company; (ii) this Agreement has been duly executed and delivered by the Company; and (iii) when duly executed and delivered by the Company and any other parties thereto, the Indenture and Indenture Amendment will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general principles of equity. The Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

     (j) The Securities have been duly authorized for issuance and sale by the Company to the Underwriter and will when issued, executed and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms and be entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and to general principles of equity.

     (k) KPMG LLP are independent certified public accountants with respect to the Company and its subsidiaries as required by the Securities Act and the rules and regulations of the Commission thereunder.

     (l) Except as disclosed in the Final Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its Subsidiaries is or is threatened to be made a party or of which property owned or leased by the Company or any of its Subsidiaries is or is threatened to be made the subject, which actions, suits or proceedings could, individually or in the aggregate, have a Material Adverse Effect.
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     (m)  The Company and its Subsidiaries are conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, the regulations of the United States Mineral Management Service and all applicable Environmental Laws (as defined below), except where the failure to be so in compliance would not have a Material Adverse Effect. As used herein, "Environmental Laws" means any Canadian or U.S. federal, state, provincial or local law, regulation, permit, rule or order of any governmental authority, administrative body or court applicable to the Company's or any of its Subsidiaries' business operations or the ownership or possession of any of their properties or assets relating to environmental matters.

     (n) There are no defects in title to, or encumbrances upon the leasehold interests in, the oil and gas producing properties of the Company and its Subsidiaries or the assets or facilities used by the Company and its Subsidiaries in the production and marketing of oil and gas which, individually or in the aggregate, have a Material Adverse Effect, except any such defects that are customary in the oil and gas industry and are in the ordinary course of business of the Company.

     (o) The consolidated financial statements (including all notes thereto) included in (or incorporated by reference into) the Final Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The selected financial data and all operating data included in (or incorporated by reference into) the Final Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in (or incorporated by reference into) the Final Prospectus. The oil and gas reserve data included in (or incorporated by reference into) the Final Prospectus have been prepared in conformity with industry standards and accurately reflect the oil and gas reserves of the Company and its Subsidiaries as of the dates indicated therein. Since the date of the latest audited consolidated financial statements included in (or incorporated by reference into) the Final Prospectus there has been no change, development or event not disclosed in the Final Prospectus (exclusive of any supplement thereto) which could reasonably be expected to have a Material Adverse Effect.

     (p) Neither the Company nor any of its affiliates has taken and none of them will take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Securities.

     (q) The oil and gas reserve estimates of the Company and its subsidiaries contained in (or incorporated by reference into) the Final Prospectus have been prepared in accordance with the Commission guidelines applied on a consistent basis throughout the periods involved, and neither the Company nor any of its subsidiaries has any reason to believe that such estimates do not fairly reflect the oil and gas reserves of the Company and its subsidiaries at the dates indicated in the Final Prospectus.

     2. PURCHASE AND SALE OF THE SECURITIES. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and

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conditions set forth herein, the Company agrees to issue and sell to the
Underwriter, and the Underwriter agrees to purchase from the Company, the principal amount of Securities set forth opposite the name of the Underwriter on
Schedule 1 hereto at a purchase price equal to 97.846% of the principal amount thereof, plus accrued interest, if any. The Company shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

     (b) The Underwriter agrees that, prior to or simultaneously with the confirmation of sale by the Underwriter to any purchaser of any of the Securities purchased by the Underwriter from the Company pursuant hereto, the Underwriter shall furnish to that purchaser a copy of the Final Prospectus (and any amendment or supplement thereto that the Company shall have furnished to the Underwriter prior to the date of such confirmation of sale).

     (c) The Company acknowledges and agrees that the Underwriter may sell Securities to any of its affiliates.

     It is understood that the Underwriter proposes to offer the Securities for sale to the public as set forth in the Final Prospectus.

     3. DELIVERY OF AND PAYMENT FOR THE SECURITIES. (a) Delivery of and payment for the Securities shall be made at the offices of Simpson Thacher & Bartlett, 425 Lexington Ave., New York, New York, or at such other place as shall be agreed upon by the Underwriter and the Company, at 10:00 A.M., New York City time, on October 17, 2001, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Underwriter and the Company (such date and time of payment and delivery being referred to herein as the "Closing Date").

     (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Company by wire or book-entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Underwriter of the certificates evidencing the Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Underwriter hereunder. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as the Underwriter shall have requested in writing not less than two full business days prior to the Closing Date. The Company agrees to make one or more global certificates evidencing the Securities available for inspection by the Underwriter in New York, New York at least 24 hours prior to the Closing Date.

     4.   FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the
Underwriter:

     (a) that the Company will use its reasonable best efforts to cause a post-effective amendment No. 1 to the Registration Statement that amends the Registration Statement to include the Indenture as an exhibit thereto to become effective as soon as possible, but in any event at least one business day prior to the Closing Date. Prior to the termination of the offering
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of the Securities, the Company will not file any amendment of the Registration
Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriter of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

     (b) if, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading (in each case, in the opinion of counsel to the Underwriter or in the opinion of counsel to the Company, as the case may be), or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Underwriter of such event,
(2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

     (c) as soon as practicable, the Company will make generally available to its security holders and to the Underwriter an earnings statement or statements of the Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

     (d) the Company will furnish to the Underwriter and Simpson Thacher & Bartlett, counsel for the Underwriter, without charge, signed copies of the Registration Statement
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(including exhibits thereto) and, so long as delivery of a prospectus by an
Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Underwriter may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

     (e) to promptly take from time to time such actions as the Underwriter may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter may designate and to continue such qualifications in effect for so long as required for the distribution of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriter may reasonably request; PROVIDED that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction;

     (f) to assist the Underwriter in arranging for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC");

     (g) for a period of 90 days from the date of the Final Prospectus, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company or any of its subsidiaries (other than the Securities) without the prior written consent of the Underwriter;

     (h) in connection with the offering of the Securities, until the Underwriter shall have notified the Company of the completion of the distribution of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent active trading in or of raising the price of the Securities;

     (i) in connection with the offering of the Securities, to make its officers, employees, independent accountants, independent petroleum engineers and legal counsel reasonably available upon request by the Underwriter;

     (j) to apply the net proceeds from the sale of the Securities as set forth in the Final Prospectus under the heading "Use of Proceeds".
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     5.   CONDITIONS OF UNDERWRITER'S OBLIGATIONS. The respective obligations of the Underwriter hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company and its officers made in any certificates delivered pursuant hereto, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

     (a) The Registration Statement (including the post-effective amendment thereto referred to in Section 4(a) above) shall become effective not later than one business day prior to the Closing Date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

     (b) The Final Prospectus (and any amendments or supplements thereto) shall have been printed and copies distributed to the Underwriter as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Underwriter may agree; and no stop order suspending the sale of the Securities in any jurisdiction or suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been commenced or shall be pending or threatened.

     (c) The Underwriter shall have not discovered and disclosed to the Company on or prior to the Closing Date that the Final Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriter, is material or omits to state any fact which, in the opinion of such counsel is material and is required to be stated therein or is necessary to make the statements therein in the light of the circumstance in which they were made not misleading.

     (d) The Company shall have furnished to the Underwriter such further certificates, documents and information that the Underwriter or its counsel may reasonably request.

     (e) Vinson & Elkins L.L.P. shall have furnished to the Underwriter their written opinion, as counsel to the Company, addressed to the Underwriter and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriter, substantially to the effect set forth in Annex A-1 hereto.

     (f) Newton W. Wilson, III shall have furnished to the Underwriter his written opinion, as Senior Vice President - Legal Affairs & Corporate Secretary of the Company, addressed to the Underwriter and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriter, substantially to the effect set forth in Annex A-2 hereto.

     (g) The Underwriter shall have received from Simpson Thacher & Bartlett, counsel for the Underwriter, such opinion or opinions, dated the Closing Date, with respect to such matters as the Underwriter may reasonably require, and the Company shall have furnished
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to such counsel such documents and information as they request for the purpose of enabling them to pass upon such matters.

     (h) The Company shall have furnished to the Underwriter a letter of KPMG LLP, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter.

     (i) The Company shall have furnished to the Underwriter a certificate, dated the Closing Date, of its chief executive officer and its chief financial officer stating that (A) such officers have carefully examined the Registration Statement, Final Prospectus, any supplements to the Final Prospectus and this Agreement and (B) as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct in all material respects, the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date in all material respects, and subsequent to the date of the most recent financial statements contained (or incorporated by reference) in the Final Prospectus (exclusive of any amendment or supplement thereto), there has been no material adverse change in the financial position or results of operation of the Company or any of its subsidiaries, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Final Prospectus (exclusive of any amendment or supplement thereto).

     (j) The Indenture and the Indenture Amendment, if necessary, shall have been duly executed and delivered by the Company and the Trustee, and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

     (k) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Final Prospectus (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock or long-term debt or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Final Prospectus (exclusive of any amendment or supplement thereto).

     (l) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

     (m) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Company's
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other debt securities or preferred stock by a "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Securities or any of the Company's or other debt securities or preferred stock.

     (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause
(iv), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated by this Agreement and in the Final Prospectus (exclusive of any amendment or supplement thereto).

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Simpson Thacher & Bartlett.

     6. TERMINATION. The obligations of the Underwriter hereunder may be terminated by the Underwriter, in its absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(k), (l), (m),
(n) or (o) shall have occurred and be continuing.

     7.   [INTENTIONALLY OMITTED]

     8. REIMBURSEMENT OF UNDERWRITER'S EXPENSES. If the sale of Securities provided for herein is not consummated because of any condition to the obligations of the Underwriter set forth in Section 5 hereof is not satisfied, or if this Agreement shall have been terminated pursuant to Section 6, or because of any refusal, inability or failure on part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriter, the Company shall reimburse the Underwriter for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Underwriter in connection with this Agreement and the proposed purchase and sale of the Securities.

     9. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, their respective officers, directors and employees, representatives and agents and each person, if any, who controls the Underwriter within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(a) and Section 10 as an Underwriter), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement of the Securities as originally filed, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with any Underwriter Information. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) The Underwriter shall indemnify and hold harmless the Company, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(b) and Section 10 as the Company), to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to the Underwriter Information. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     10. CONTRIBUTION. In the event that the indemnity provided in Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriter agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and the Underwriter may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriter on the other from the offering of the Securities; PROVIDED, HOWEVER, that in no case shall the Underwriter be responsible for any amount in excess of the discount or commission applicable to the Securities purchased by the Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriter shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriter on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriter shall be deemed to be equal to the total discounts and commissions received by the Underwriter with respect to the Securities purchased under this Agreement. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriter on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of Section 10, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of Section 9, each person who controls the Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of the Underwriter shall have the same rights to contribution as the Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, and each director of the Company shall have the same rights to contribution as the Company subject in each case to the applicable terms and conditions of this paragraph (d).

     11. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Company, and the Underwriter. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     12. EXPENSES. The Company agrees with the Underwriter to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Registration Statement and the Final Prospectus and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of this Agreement, the Indenture, Indenture Amendment, if necessary and any related documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the fees and expenses of the Company's counsel and independent accountants; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in
Section 4(e) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel for the Underwriter); (g) any fees charged by rating agencies for rating the Securities; (h) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (k) the filing fee incident to the security any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; and (l) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement which are not otherwise specifically provided for in this Section 12; provided, however, that except as provided in this Section 12 and Section 8, the Underwriter shall pay their own costs and expenses.

     13. SURVIVAL. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriter contained in this Agreement or made by or on behalf of the Company or the Underwriter pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

     14. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Underwriter, shall be delivered or sent by mail or telecopy transmission to JPMorgan, a division of Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: David Capaldi (telecopier no.: (212) 270-0994); or

          (b) if to the Company, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum, Attention: Newton W. Wilson, III (telecopier no.: (303) 812-1501).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriter by JPMorgan.

     15. DEFINITION OF TERMS. For purposes of this Agreement the terms which follow, when used in this Agreement shall have the meanings indicated:

          "Act" shall mean the Securities Act of 1933, as amended and the rules and regulations of the Commission promulgated thereunder.

          "Affiliate" has the meaning set forth in Rule 405 under the Securities Act, except where otherwise expressly provided.

          "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date including any Preliminary Final Prospectus.

          "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading,.

          "Commission" shall mean the Securities and Exchange Commission.

          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

          "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

          "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Rule 415", "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

          "Subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission promulgated thereunder.

     16. UNDERWRITER' INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Underwriter' Information consists solely of the following information in the Final Prospectus: (i) the last paragraph on the front cover page concerning the terms of the offering by the Underwriter; and (ii) certain statements concerning the Underwriting contained under the heading "Underwriting" including those related to concessions and reallowances and stabilization, syndicate covering transactions and penalty bids, which shall be agreed upon in writing by the parties hereto on the Closing Date.

     17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     18. COUNTERPARTS. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed agreement, counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     19. AMENDMENTS. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

     20. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and the Underwriter in accordance with its terms.


                                        Very truly yours,

                                        FOREST OIL CORPORATION

                                        By /s/ David H. Keyte
                                          ------------------------------
                                          Name: David H. Keyte
                                          Title: Executive Vice President
                                                 and CFO


Accepted:

J.P. MORGAN SECURITIES INC.

By /s/ David Capaldi
  --------------------------------
  Authorized Signatory

                                                                      SCHEDULE 1


                                        Principal
                                          Amount
Underwriter                            of Securities
-----------                            -------------
J.P. Morgan Securities Inc. .......    $65,000,000
                                       -----------
Total .............................    $65,000,000
                                       ===========

                                                                       ANNEX B-1


                   Form of Opinion of Vinson & Elkins, L.L.P.

          (i) the Company has (or, with respect to the Indenture, had) full corporate right, power and authority to execute and deliver the Underwriting Agreement, the Indenture, the Indenture Amendment, and the Securities; each of the Underwriting Agreement, the Indenture and the Indenture Amendment if necessary, has been duly authorized, executed and delivered by the Company and each of the Indenture and the Indenture Amendment constitutes a legal, valid and binding agreement of the Company; the Indenture has been duly qualified under the Trust Indenture Act; each of the Securities and the Indenture, as amended, is enforceable against the Company in accordance with its terms (in each case subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect, general equitable principles and an implied covenant of good faith and fair dealing); the Securities are in the form contemplated by the Indenture, have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and when delivered to and paid for by the Underwriter pursuant to the Underwriting Agreement, will constitute legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with its terms (in each case subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing); and the statements set forth under the heading "Description of Notes" in the Final Prospectus, insofar as such statements purport to summarize certain provisions of the Securities and the Indenture, provide a fair summary of such provisions;

          (ii) each of the Company and each Subsidiary of the Company incorporated in the State of Texas, has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus;

          (iii) all the outstanding shares of capital stock of the Company and each Subsidiary of the Company incorporated in the State of Texas have been duly and validly authorized and issued and are fully paid and non-assessable;

          (iv) the Company's authorized equity capitalization is as set forth in the Final Prospectus;

          (v) each of the Underwriting Agreement, the Securities, the Indenture and Indenture Amendment, if necessary, has been duly authorized, executed and delivered by the Company;

          (vi) no consent, approval, authorization or order of, or filing or registration with, any New York or U.S. Federal court or governmental agency or body is required for the execution, delivery and performance by the Company of the Underwriting Agreement, the Indenture, the Indenture Amendment, if necessary, and issuance of the Securities, or for the consummation of the transactions contemplated herein or therein, except such as have been obtained under the Act and such as may be required under the blue sky or securities laws of any U.S. jurisdiction in connection with the purchase and sale of the Securities by the Underwriter and such other approvals (specified in such opinion) as have been obtained;

          (vii) neither the issue and sale of the Securities by the Company, the execution and delivery of the Underwriting Agreement, the Indenture and the Indenture Amendment, if necessary, by the Company, the consummation of the transactions herein or therein contemplated in accordance with the terms hereof nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiaries pursuant to, or constitute a default under any law of the United States or the State of New York or the charter or by-laws of the Company or any U.S. Subsidiary or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any U.S. Subsidiary is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of its Subsidiaries of any United States or New York court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its Subsidiaries;

          (viii) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the net proceeds therefrom as described in the Final Prospectus, will not be an "investment company" within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder;

          (ix) the descriptions in the Final Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects; the statements in the Final Prospectus under the heading "Certain United States Federal Tax Considerations", to the extent that they constitute summaries of matters of law or regulation or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects;

          (x) the Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder; and

          (xi) the Registration Statement (including the post-effective amendment thereto referred to in Section 4(a)) has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder.

     Such counsel shall also state that they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Final Prospectus (except to the extent set forth in subparagraphs (i) and (ix) above), and have not independently verified the accuracy, completeness or fairness of such statements (except as aforesaid). Without limiting the foregoing, such counsel shall assume no responsibility for and have not independently verified the accuracy, completeness or fairness of, and shall express no belief as to: the financial statements, the oil and gas reserve reports and other financial and reserve data included (or incorporated by reference) in the Final Prospectus and shall state that it has not examined the financial or reserve records from which such statements and data are derived. Such counsel shall note that, although certain portions of the Final Prospectus have been included therein on the authority of "experts" within the meaning of the Securities Act, such counsel are not experts with respect to any portion of the Final Prospectus. Such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, and with your representatives and counsel, at which the contents of the Final Prospectus and related matters were discussed. Such counsel shall state that they have also reviewed certain corporate documents furnished to them by the Company and, based on such participation and review (relying as to materiality to a certain extent upon the officers and the other representatives of the Company), and subject to the limitations described above, no information has come to their attention that caused them to believe that the Final Prospectus, as of the date thereof and as of Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to Simpson Thacher & Bartlett and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

     The opinions set forth in clause (ii) and (iii) solely with respect to the Canadian subsidiaries of the Company, shall be delivered by Vinson & Elkins, L.L.P. or, in the alternative, may be delivered directly to the Underwriter by Canadian counsel of good standing satisfactory to Simpson Thacher & Bartlett.

                                                                       ANNEX A-2

     [Form of Opinion of Newton W. Wilson, III, Senior Vice President - Legal Affairs & Corporate Secretary of the Company]

     (i) each of the Company and each Subsidiary of the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

     (ii) except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Subsidiaries of the Company are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances

     (iii) neither the issue and sale of the Securities by the Company, the execution and delivery of the Underwriting Agreement, the Indenture, the Indenture Amendment, if necessary, and the Securities by the Company, the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiaries pursuant to, or constitute a default under the charter or bylaws of the Company or any of its Subsidiaries or the terms of any indenture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or bound or any judgment, order or decree of any court, regulatory body, administrative agency, governmental body or arbitration having jurisdiction over the Company or any of its Subsidiaries; and

     (vii) there is no pending or, to the knowledge of such counsel, threatened action or suit or judicial, arbitral or other administrative proceeding before any court, regulatory body, administrative agency, governmental body or arbitrator to which the Company or any of its Subsidiaries, or its or their property, is the subject, of a character which would be required to be disclosed in the Final Prospectus which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character which is required to be described in the Final Prospectus, or to be filed as an exhibit thereto which is not described or filed as required.

     Such counsel shall also state that he has no reason to believe that as of the date of the Final Prospectus the Final Prospectus contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that at the Closing Date the Final Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel shall assume no responsibility for and have not independently verified the accuracy, completeness or fairness of, and shall express no belief as to, the financial statements, the oil and gas reserve reports and other financial and reserve data included in the Final Prospectus and shall state that he has not examined the financial or reserve records from which such statements and data are derived.
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     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to Simpson Thacher & Bartlett and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.